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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 24, 2002


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-10434                 13-1726769
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification
                                                                    Number)

       PLEASANTVILLE, NEW YORK                                   10570-7000
(Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000

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                                                              Page 1 of 6 pages.


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ITEM 9.  REGULATION FD DISCLOSURE.

     On September 24, 2002, each of Thomas O. Ryder, Chairman and Chief Executive Officer, and Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., submitted to the Securities and Exchange Commission sworn statements pursuant to Commission Order No. 4-460. Copies of these statements are attached as Exhibits 99.1 and 99.2, respectively.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

NUMBER                                      DESCRIPTION

99.1 Statement Under Oath of Principal Executive Officer of The Reader's Digest Association, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 24, 2002.

99.2 Statement Under Oath of Principal Financial Officer of The Reader's Digest Association, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 24, 2002.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE READER'S DIGEST ASSOCIATION, INC.
                                                       (Registrant)


DATE:  September 24, 2002
                                             /s/C.H.R. DUPREE
                                             ----------------------------------
                                                C.H.R. DUPREE
                                                Vice President, Corporate
                                                Secretary and Associate
                                                General Counsel


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                                  EXHIBIT INDEX



EXHIBIT NO.                             DESCRIPTION

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 24, 2002.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 24, 2002.



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